UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2005 (February 21, 2005)

JAKKS PACIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28104 (Commission File Number)	95-4527222 (IRS Employer Identification No.)

22619 Pacific Coast Highway, Malibu, California (Address of principal executive offices)	90265 (Zip Code)

Registrant’s telephone number, including area code: (310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     On February 22, 2005, we filed a Current Report on Form 8-K (the “8-K Filing”) reporting that we had issued a press release announcing our results of operations for the year and quarter ended December 31, 2004, which press release was attached thereto and incorporated by reference therein (the “Press Release”). This amendment to the 8-K Filing is being filed to correct a typographical error in the Press Release and to indicate that the 8-K Filing should also have indicated that it was being filed to report information under Item 4.02(a).

Item 2.02. Results of Operations and Financial Condition

     The Press Release filed with, and incorporated into, the 8-K Filing, stated that we were advised by the Office of Chief Accountant of the Securities and Exchange Commission on February 17, 2004 to restate our financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The date we were so advised was actually February 17, 2005.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

     Information required to be disclosed under subsection (a) of this Item was disclosed in the Press Release filed with, and incorporated by reference into, the 8-K Filing and the relevant parts thereto should be deemed incorporated under this Item as well.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1(*)	February 22, 2005 Press Release

(*)	Included as an exhibit to the Current Report on Form 8-K filed February 22, 2005.

Exhibit Index

Exhibit	Description

99.1(*)	February 22, 2005 Press Release

(*)	Included as an exhibit to the Current Report on Form 8-K filed February 22, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.
Dated: February 23, 2005	By:	/s/ Joel M. Bennett
Joel M. Bennett, CFO